Exhibit 99.1

Press Release
www.shire.com

Director/PDMR Shareholding

March 13, 2017 – Shire plc (LSE: SHP, NASDAQ: SHPG) (the “Company”)

Notification of transactions by persons discharging managerial responsibilities

1.	Details of the person discharging managerial responsibilities (“PDMR”) / person closely associated them (“PCA”)
a)	Name	Flemming Ornskov
2.	Reason for the notification
a)	Position / status	Chief Executive Officer - PDMR
b)	Initial notification / amendment	Initial notification
3.	Details of the issuer, emission allowance participant, auction platform, auctioneer or auction monitor
a)	Name	Shire plc
b)	LEI	54930005LQRLI2UXRQ59
4.	Details of the transaction(s): section to be repeated for (i) each type of instrument; (ii) each type of transaction; (iii) each date; and (iv) each place where transactions have been conducted
a)	Description of the financial instrument, type of instrument	Shire plc American Depositary Shares (“ADSs”)
	Identification code	ISIN: US82481R1068
b)	Nature of the transaction	Receipt of Restricted Stock Units (“RSUs”) in respect of notional ADSs awarded under the Shire Deferred Bonus Plan 2015 as part of the Executive Annual Incentive. The RSUs will vest on March 10, 2020.
c)	Price(s) and volume(s)	Price(s)	Volume(s)
		N/A	3,721
d)	Aggregated information - Aggregated volume - Price	N/A (single transaction)
e)	Date of the transaction	March 10, 2017
f)	Place of the transaction	N/A

1.	Details of the person discharging managerial responsibilities (“PDMR”) / person closely associated them (“PCA”)
a)	Name	Jeffrey Poulton
2.	Reason for the notification
a)	Position / status	Chief Financial Officer - PDMR
b)	Initial notification / amendment	Initial notification
3.	Details of the issuer, emission allowance participant, auction platform, auctioneer or auction monitor
a)	Name	Shire plc
b)	LEI	54930005LQRLI2UXRQ59
4.	Details of the transaction(s): section to be repeated for (i) each type of instrument; (ii) each type of transaction; (iii) each date; and (iv) each place where transactions have been conducted
a)	Description of the financial instrument, type of instrument	Shire plc American Depositary Shares (“ADSs”)
	Identification code	ISIN: US82481R1068
b)	Nature of the transaction	Receipt of Restricted Stock Units (“RSUs”) in respect of notional ADSs awarded under the Shire Deferred Bonus Plan 2015 as part of the Executive Annual Incentive. The RSUs will vest on March 10, 2020.
c)	Price(s) and volume(s)	Price(s)	Volume(s)
		N/A	1,160
d)	Aggregated information - Aggregated volume - Price	N/A (single transaction)
e)	Date of the transaction	March 10, 2017
f)	Place of the transaction	N/A

1.	Details of the person discharging managerial responsibilities (“PDMR”) / person closely associated them (“PCA”)
a)	Name	Bill Mordan
2.	Reason for the notification
a)	Position / status	General Counsel and Company Secretary – PDMR
b)	Initial notification / amendment	Initial notification
3.	Details of the issuer, emission allowance participant, auction platform, auctioneer or auction monitor
a)	Name	Shire plc
b)	LEI	54930005LQRLI2UXRQ59

4.	Details of the transaction(s): section to be repeated for (i) each type of instrument; (ii) each type of transaction; (iii) each date; and (iv) each place where transactions have been conducted
a)	Description of the financial instrument, type of instrument	Shire plc American Depositary Shares (“ADSs”)
	Identification code	ISIN: US82481R1068
b)	Nature of the transaction	Receipt of Restricted Stock Units (“RSUs”) in respect of notional ADSs awarded under the Shire Deferred Bonus Plan 2015 as part of the Executive Annual Incentive. The RSUs will vest on March 10, 2020.
c)	Price(s) and volume(s)	Price(s)	Volume(s)
		N/A	859
d)	Aggregated information - Aggregated volume - Price	N/A (single transaction)
e)	Date of the transaction	March 10, 2017
f)	Place of the transaction	N/A

1.	Details of the person discharging managerial responsibilities (“PDMR”) / person closely associated them (“PCA”)
a)	Name	Perry Sternberg
2.	Reason for the notification
a)	Position / status	Head of US Commercial - PDMR
b)	Initial notification / amendment	Initial notification
3.	Details of the issuer, emission allowance participant, auction platform, auctioneer or auction monitor
a)	Name	Shire plc
b)	LEI	54930005LQRLI2UXRQ59
4.	Details of the transaction(s): section to be repeated for (i) each type of instrument; (ii) each type of transaction; (iii) each date; and (iv) each place where transactions have been conducted
a)	Description of the financial instrument, type of instrument	Shire plc American Depositary Shares (“ADSs”)
	Identification code	ISIN: US82481R1068
b)	Nature of the transaction	Receipt of ADSs, acquired as Restricted Stock (“RS”) pursuant to the Shire Deferred Bonus Plan 2015, as part of the Executive Annual Incentive. The restrictions applying to the RS will cease on March 10, 2020.

c)	Price(s) and volume(s)	Price(s)	Volume(s)
		$177.98	100
		$177.87	100
		$177.99	100
d)	Aggregated information - Aggregated volume - Price	Weighted average price	Volume
		$177.95	300
e)	Date of the transaction	March 10, 2017
f)	Place of the transaction	NSDQ
5.	Details of the transaction(s): section to be repeated for (i) each type of instrument; (ii) each type of transaction; (iii) each date; and (iv) each place where transactions have been conducted
a)	Description of the financial instrument, type of instrument	Shire plc American Depositary Shares (“ADSs”)
	Identification code	ISIN: US82481R1068
b)	Nature of the transaction	Receipt of ADSs, acquired as Restricted Stock (“RS”) pursuant to the Shire Deferred Bonus Plan 2015, as part of the Executive Annual Incentive. The restrictions applying to the RS will cease on March 10, 2020.
c)	Price(s) and volume(s)	Price(s)	Volume(s)
		$177.86	100
d)	Aggregated information - Aggregated volume - Price	N/A (single transaction)
e)	Date of the transaction	March 10, 2017
f)	Place of the transaction	BATS
6.	Details of the transaction(s): section to be repeated for (i) each type of instrument; (ii) each type of transaction; (iii) each date; and (iv) each place where transactions have been conducted
a)	Description of the financial instrument, type of instrument	Shire plc American Depositary Shares (“ADSs”)
	Identification code	ISIN: US82481R1068
b)	Nature of the transaction	Receipt of ADSs, acquired as Restricted Stock (“RS”) pursuant to the Shire Deferred Bonus Plan 2015, as part of the Executive Annual Incentive. The restrictions applying to the RS will cease on March 10, 2020.

c)	Price(s) and volume(s)	Price(s)	Volume(s)
		$177.87	100
d)	Aggregated information - Aggregated volume - Price	N/A (single transaction)
e)	Date of the transaction	March 10, 2017
f)	Place of the transaction	NQPX
7.	Details of the transaction(s): section to be repeated for (i) each type of instrument; (ii) each type of transaction; (iii) each date; and (iv) each place where transactions have been conducted
a)	Description of the financial instrument, type of instrument	Shire plc American Depositary Shares (“ADSs”)
	Identification code	ISIN: US82481R1068
b)	Nature of the transaction	Receipt of ADSs, acquired as Restricted Stock (“RS”) pursuant to the Shire Deferred Bonus Plan 2015, as part of the Executive Annual Incentive. The restrictions applying to the RS will cease on March 10, 2020.
c)	Price(s) and volume(s)	Price(s)	Volume(s)
		$177.84	30
d)	Aggregated information - Aggregated volume - Price	N/A (single transaction)
e)	Date of the transaction	March 10, 2017
f)	Place of the transaction	XEDGX

1.	Details of the person discharging managerial responsibilities (“PDMR”) / person closely associated them (“PCA”)
a)	Name	Kim Stratton
2.	Reason for the notification
a)	Position / status	Head of International Commercial - PDMR
b)	Initial notification / amendment	Initial notification
3.	Details of the issuer, emission allowance participant, auction platform, auctioneer or auction monitor
a)	Name	Shire plc
b)	LEI	54930005LQRLI2UXRQ59

4.	Details of the transaction(s): section to be repeated for (i) each type of instrument; (ii) each type of transaction; (iii) each date; and (iv) each place where transactions have been conducted
a)	Description of the financial instrument, type of instrument	Shire plc Ordinary Shares of 5 pence each (“Ordinary Shares”)
	Identification code	ISIN: JE00B2QKY057
b)	Nature of the transaction	Receipt of Restricted Stock Units (“RSUs”) in respect of notional Ordinary Shares awarded under the Shire Deferred Bonus Plan 2015 as part of the Executive Annual Incentive. The RSUs will vest on March 10, 2020.
c)	Price(s) and volume(s)	Price(s)	Volume(s)
		N/A	2,923
d)	Aggregated information - Aggregated volume - Price	N/A (single transaction)
e)	Date of the transaction	March 10, 2017
f)	Place of the transaction	N/A

1.	Details of the person discharging managerial responsibilities (“PDMR”) / person closely associated them (“PCA”)
a)	Name	Philip Vickers
2.	Reason for the notification
a)	Position / status	Head of Research and Development – PDMR
b)	Initial notification / amendment	Initial notification
3.	Details of the issuer, emission allowance participant, auction platform, auctioneer or auction monitor
a)	Name	Shire plc
b)	LEI	54930005LQRLI2UXRQ59
4.	Details of the transaction(s): section to be repeated for (i) each type of instrument; (ii) each type of transaction; (iii) each date; and (iv) each place where transactions have been conducted
a)	Description of the financial instrument, type of instrument	Shire plc American Depositary Shares (“ADSs”)
	Identification code	ISIN: US82481R1068
b)	Nature of the transaction	Receipt of Restricted Stock Units (“RSUs”) in respect of notional ADSs awarded under the Shire Deferred Bonus Plan 2015 as part of the Executive Annual Incentive. The RSUs will vest on March 10, 2020.

c)	Price(s) and volume(s)	Price(s)	Volume(s)
		N/A	844
d)	Aggregated information - Aggregated volume - Price	N/A (single transaction)
e)	Date of the transaction	March 10, 2017
f)	Place of the transaction	N/A

1.	Details of the person discharging managerial responsibilities (“PDMR”) / person closely associated them (“PCA”)
a)	Name	Matt Walker
2.	Reason for the notification
a)	Position / status	Head of Technical Operations – PDMR
b)	Initial notification / amendment	Initial notification
3.	Details of the issuer, emission allowance participant, auction platform, auctioneer or auction monitor
a)	Name	Shire plc
b)	LEI	54930005LQRLI2UXRQ59
4.	Details of the transaction(s): section to be repeated for (i) each type of instrument; (ii) each type of transaction; (iii) each date; and (iv) each place where transactions have been conducted
a)	Description of the financial instrument, type of instrument	Shire plc American Depositary Shares (“ADSs”)
	Identification code	ISIN: US82481R1068
b)	Nature of the transaction	Receipt of Restricted Stock Units (“RSUs”) in respect of notional ADSs awarded under the Shire Deferred Bonus Plan 2015 as part of the Executive Annual Incentive. The RSUs will vest on March 10, 2020.
c)	Price(s) and volume(s)	Price(s)	Volume(s)
		N/A	414
d)	Aggregated information - Aggregated volume - Price	N/A (single transaction)
e)	Date of the transaction	March 10, 2017
f)	Place of the transaction	N/A

Oliver Strawbridge

Senior Assistant Company Secretary

For further information please contact:

Investor Relations
Ian Karp	ikarp@shire.com	+1 781 482 9018
Robert Coates	rcoates@shire.com	+44 1256 894874
Media
Lisa Adler	lisa.adler@shire.com	+1 617 588 8607
Debbi Ford	debbi.ford@shire.com	+1 617 949 9083

NOTES TO EDITORS

About Shire

Shire is the leading global biotechnology company focused on serving people with rare diseases. We strive to develop best-in-class products, many of which are available in more than 100 countries, across core therapeutic areas including Hematology, Immunology, Neuroscience, Ophthalmics, Lysosomal Storage Disorders, Gastrointestinal / Internal Medicine / Endocrine and Hereditary Angioedema; and a growing franchise in Oncology.

Our employees come to work every day with a shared mission: to develop and deliver breakthrough therapies for the hundreds of millions of people in the world affected by rare diseases and other high-need conditions, and who lack effective therapies to live their lives to the fullest.

www.shire.com